CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
Loss for the year	$ (361,893)	$ (5,820)	$ (10,599)
Items that will not be reclassified subsequently to profit or loss:
Remeasurement of defined benefit obligation	(188)	(208)	277
Items that may be subsequently reclassified to profit or loss:
Share of other comprehensive (loss) / income from associates	(541)	35	(1,150)
Currency translation adjustment	(32,564)	(24,847)	(247,712)
Other comprehensive loss for the year, net of income tax	(33,293)	(25,020)	(248,585)
Total comprehensive loss for the year	(395,186)	(30,840)	(259,184)
Attributable to:
Owners of the parent	(278,306)	(4,295)	(154,213)
Non-controlling interest	(116,880)	(26,545)	(104,971)
Total comprehensive loss for the year	$ (395,186)	$ (30,840)	$ (259,184)